UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2014

SEARCHCORE, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51225	43-2041643
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
26497 Rancho Parkway South Lake Forest, CA 92630 (Address of principal executive offices) (zip code)
(855) 266-4663 (Registrant’s telephone number, including area code)

______________________________________________________
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On January 21, 2013, we entered into a Management Agreement with Tattoo Interactive, LLC (the “Management Agreement”), pursuant to which we will perform various marketing, promotion, and website management services with respect to the domain name known as www.tattoo.com and the commercial website located at that domain (the “Management Services”). The agreement has an initial term of twelve (12) months and shall automatically renew for successive one (1) year terms unless terminated in accordance with its terms. In the event we incur at least $25,000 in expenditures relating to the performance of the services in any single month, Tattoo Interactive shall pay us $10,000 as an expense-sharing allotment. Pursuant to the agreement, we will receive twenty percent (20%) of all advertising revenue (as defined therein), and after the payment of the advertising revenue (as defined therein), we will receive sixty five percent (65%) of all remaining designated gross revenue (as defined therein). We have a right of first refusal in the event Tattoo Interactive elects to sell the domain name, and in the event certain revenue goals, as set forth in the agreement, are satisfied, we will be granted certain equity interests in Tattoo Interactive.

On February 5, 2014, we received a fully signed copy of a First Amendment to Management Agreement (the “First Amended Agreement”) dated as of January 27, 2014, pursuant to which Tattoo Interactive shall no longer have an obligation to reimburse us for any expenses or costs related to the Management Services as of January 1, 2014. The First Amended Agreement will automatically terminate on April 30, 2014 (the “Initial Term”) unless a separate written agreement is executed by the parties (if so extended, the “Extended Initial Term”). If the parties agree to an Extended Initial Term, the Management Agreement will automatically renew for successive one (1) year terms unless terminated in accordance with the terms set forth in the First Amended Agreement. During the Initial Term, pursuant to our revenue sharing agreement, we will pay Tattoo Interactive a minimum monthly payment of $15,000. During the Extended Initial Term, our minimum monthly payment will be $25,000.

Section 9 – Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1 (1)	Management Agreement dated January 21, 2013.

10.2	First Amendment to Management Agreement dated January 27, 2014.

(1)	Incorporated by reference from our Registration Statement on Form 10 dated January 29, 2013 and filed with the Commission on January 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SearchCore, Inc.

Dated: February 6, 2014	By:	/s/ James Pakulis
James Pakulis
President and Chief Executive Officer